SCHEDULE 14A
                                (RULE 14A-101)

                   INFORMATION REQUIRED IN PROXY STATEMENT

                           SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE
ACT OF 1934

Filed by the Registrant  / /
Filed by a Party other than the Registrant /x/

Check the appropriate box:
/ / Preliminary Proxy Statement
/ / Definitive Proxy Statement
/ / Definitive Additional Materials
/x/ Soliciting Material Pursuant to Rule 14a-12
/ / Confidential, for the use of the Commission only (as permitted by Rule 14a-6(e)(2))


                              DIME BANCORP, INC.
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               (Name of Registrant As Specified In Its Charter)


                       NORTH FORK BANCORPORATION, INC.
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   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
/x/ No fee required.
/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
    0-11.

1) Title of each class of securities to which transaction applies:

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2)    Aggregate number of securities to which transaction applies:

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3)    Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11: (set forth the amount on which the filing fee is calculated and state how it was determined):

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4)    Proposed maximum aggregate value of transaction:

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5)    Total fee paid:

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/ / Fee paid previously with preliminary materials.

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/ /   Check box if any part of the fee is offset as provided by Exchange
      Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

1)    Amount previously paid:

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2)    Form, Schedule or Registration Statement No.

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3)    Filing party:

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4)    Date filed:

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                 CERTAIN INFORMATION CONCERNING PARTICIPANTS

      The following tables set forth the name and title of persons who may be deemed to be participants on behalf of North Fork Bancorporation, Inc. ("North Fork") in the solicitation of proxies from the stockholders of Dime Bancorp, Inc. ("Dime"). Unless otherwise indicated, each occupation set forth opposite an individual's name refers to employment with North Fork. The principal business address of North Fork and, unless otherwise indicated, the business address of each individual identified below is 275 Broadhollow Road, Melville, New York 11747.

                            DIRECTORS OF NORTH FORK


NAME                     PRESENT PRINCIPAL OCCUPATION OR EMPLOYMENT
-----------------        -----------------------------------------------------

Park T. Adikes           Former Chairman and Chief Executive Officer of JSB
                         Financial, Inc.

John Bohlsen             Vice Chairman of North Fork and North Fork Bank.
                         President of The Helm Development Corp. (real estate company).

Irvin L. Cherashore      Director of Winchester Group, Inc. (money
                         management and institutional brokerage company).
                         Mr. Cherashore's principal business address is 153
                         East 53rd Street, Suite 5101, New York, New York
                         10022.

Allan C. Dickerson       Former President of Roy H. Reeve Agency, Inc.
                         (general insurance company)(1975-1994).

Lloyd A. Gerard          Antique dealer and auctioneer. Owner of Lloyd's
                         Antiques. Mr. Gerard's principal business address is 496 Main St., Eastport, New York 11941.

Daniel M. Healy          Executive Vice President and Chief Financial
                         Officer of North Fork and Executive Vice President of North Fork Bank.

John A. Kanas            Chairman, President and Chief Executive Officer of
                         North Fork and North Fork Bank.

Patrick E. Malloy, III   Former Chairman of New York Bancorp Inc.;
                         President of Malloy Enterprises, Inc. (private placement company). Mr. Malloy's principal business address is Malloy Enterprises, Inc., Bay
                         St. at the Waterfront, Sag Harbor, New York 11963.

Raymond A. Nielsen       Former President and Chief Executive Officer of
                         Reliance Bancorp, Inc.

James F. Reeve           President of Harold R. Reeve & Sons, Inc. (general
                         construction company). Mr. Reeve's principal business address is Harold R. Reeve & Sons, North
                         Road, Mattituck, New York 11952.

George H. Rowsom         President of S.T. Preston & Sons, Inc. (retail
                         marine supplies company). Mr. Rowsom's principal business address is Main St. Wharf, Greenport, New
                         York 11944.

Kurt R. Schmeller        Former President of Queens Borough Community
                         College, CUNY.

Raymond W. Terry, Jr     Former Chairman and President of Southold Savings
                         Bank.




                       EXECUTIVE OFFICERS OF NORTH FORK

NAME                PRESENT PRINCIPAL OCCUPATION OR EMPLOYMENT
-----------------   ----------------------------------------------------------

Kevin O'Connor      Executive Vice President.

      As of the date of this filing, North Fork is the beneficial owner of 690,000 shares of common stock, par value $0.01 per share (the "Dime Common Stock"), of Dime and Park T. Adikes is the beneficial owner of 100 shares of Dime Common Stock.



              NORTH FORK NOMINEES FOR THE DIME BOARD OF DIRECTORS

      In the event that a special meeting of Dime stockholders is called by Dime for the purpose of electing directors to the Dime board of directors, then North Fork will nominate the following persons for the Dime board of directors: Josiah T. Austin, Geraldine A. Ferraro, Warren Marcus, Muriel Siebert and A. Robert Towbin. The following table sets forth the name, principal business address and present principal occupation or employment of each proposed nominee.


NAME                     PRINCIPAL BUSINESS ADDRESS          PRESENT PRINCIPAL OCCUPATION OR EMPLOYMENT
----------------         --------------------------          ------------------------------------------

Josiah T. Austin         El Coronado Ranch                   Rancher and sole Managing Member of
                         Star Route Box 395                  El Coronado Holdings LLC
                         Pearce, Arizona 85625               (family investment company).

Geraldine A. Ferraro     G & L Strategies                    President of G&L Strategies (practice
                         The Chrysler Building               group), political analyst for Fox News,
                         405 Lexington Avenue                teacher at Georgetown University - and
                         New York, NY 10017                  columnist for the New York Times Syndicate.


Warren Marcus            WRM Equity Management,              President and CEO of Warren Marcus
                         160 North State Road and            Associates, Inc. its wholly-owned affiliate
                         Briarcliff Manor, NY                WRM Equity Management, Inc. (investment advisor).

Muriel Siebert           Siebert Financial Corp              Chairwoman and President of Siebert
                         885 Third Avenue                    Financial Corp. (holding company) and
                         New York, NY 10022                  President of Muriel Siebert & Co., Inc.
                                                             (retail discount brokerage firm).

A. Robert Towbin         C.E. Unterberg, Towbin              Co-Chairman of C.E. Unterberg, Towbin
                         Swiss Bank Tower                    (investment bank/brokerage).
                         10 East 50th Street
                         New York, NY 10022


      Josiah T. Austin is the trustee of two trusts each of which holds 150 shares of Dime Common Stock. El Coronado Holdings LLC, of which Mr. Austin is the sole Managing Member, owns 111,300 shares of Dime Common Stock. Warren Marcus is the beneficial owner of 5,000 shares of Dime Common Stock. WRM Equity Management, Inc., of which Mr. Marcus is the President and CEO, manages the portfolio of a public pension fund which holds 68,000 shares of Dime Common Stock.